                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

    [_]  Preliminary Proxy Statement

    [_]  CONFIDENTIAL, FOR USE OF THE
         COMMISSION ONLY (AS PERMITTED BY
         RULE 14A-6(e)(2))

    [X]  Definitive Proxy Statement

    [_]  Definitive Additional Materials

    [_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                        DECATUR FIRST BANK GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

                                 April 7, 2000



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030, on Tuesday, May 2, 2000, at 8:30 a.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2000, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                         Sincerely,

                         /s/ Judy B. Turner

                         Judy B. Turner
                         President and Chief Executive Officer

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2000



     The annual meeting of shareholders of Decatur First Bank Group, Inc. (the "Company") will be held on Tuesday, May 2, 2000, at 8:30 a.m. in the Swanton Amphitheatre of the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 for the following purposes:


     (1) To elect four persons to serve as Class II Directors of the Board of Directors; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on March 31, 2000, as the record date for the determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                              By Order of the Board of Directors,

                              /s/ Judy B. Turner

                              Judy B. Turner
                              President and Chief Executive Officer


April 7, 2000

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000


           __________________________________________________________

                    PROXY STATEMENT FOR 2000 ANNUAL MEETING
           __________________________________________________________


                                  INTRODUCTION

Time and Place of the Meeting

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, May 2, 2000, and at any adjournments of the meeting.

Record Date and Mailing Date

     The close of business on March 31, 2000 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 7, 2000.

Number of Shares Outstanding

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 942,629 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

     Shareholders will be asked to elect five persons to serve as Class II Directors for a three-year term. The nominees for Class II Directors as well as the continuing Directors are described beginning on page 3. The Board of Directors recommends a vote for approval of this proposal.

Procedures for Voting by Proxy

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the Director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to Judy B. Turner, President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a Director, however, will be counted for purposes of determining whether a particular Director nominee received sufficient votes to be elected. To be elected, a Director nominee must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time, we do not know of any competing nominees.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

     Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.


                            SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our Directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

   The Board of Directors consists of 13 members and is divided into three classes, which are as nearly equal in number as possible. The Directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of their successors. The Board of Directors recommends that the shareholders elect the nominees identified below as Director nominees to serve as Class II Directors for a three-year term expiring in 2003. The following table sets forth for each nominee and each continuing Director: (a) his or her name, (b) his or her age at December 31, 1999, (c) how long he or she has been a Director of the Company, (d) his or her position(s) with the Company, other than as a Director, and (e) his or her principal occupation and recent business experience.

Class II Director Nominees
(For Three-Year Term Expiring 2003)

                                                    Position with the Company
Name (Age)                         Director Since   and Business Experience
---------                          --------------   -------------------------
Merriell Autrey, Jr. (74)               1996        Chairman of the Board of the Company; Retired
                                                    Banker

John Walter Drake (55)                  1997        Attorney; McCurdy & Candler LLC

William F. Floyd (53)                   1996        Construction; President, Southern Champion
                                                    Construction, Inc.

Robert E. Lanier (60)                   1996        Secretary of the Company; Real Estate
                                                    Development; President, REL Properties, Inc.

Roger K. Quillen (46)                   1996        Attorney


Class III Continuing Directors
(Term Expiring 2001)

                                                    Position with the Company
Name (Age)                        Director Since    and Business Experience
---------                         --------------    -------------------------
James A. Baskett (52)                   1996        Business Owner; Prolific
                                                    Impressions, Inc., a publishing company

Carol G. Nickola (48)                   1996        Health Care Consultant

James T. Smith, III (59)                1998        Business Owner; Rutland Contracting Company,
                                                    building contractors

Judy B. Turner (53)                     1996        President and Chief Executive Officer of the
                                                    Company

Class I Continuing Directors
(Term Expiring 2002)

                                                      Position with the Company
Name (Age)                        Director Since      and Business Experience
----------                        --------------      -------------------------
John L. Adams, Jr. (45)                 1996          Real Estate Broker; President and Managing
                                                      Broker, Clairemont Place Realty, Inc.

Mary Bobbie Bailey (71)                 1996          Business Owner; President, Our-Way, Inc., and
                                                      President, Bailey Design Company

Lynn Pasqualetti (44)                   1996          Accountant; President and Co-Owner, HLM
                                                      Accounting & Tax Services, Inc.

Kirby A. Thompson (45)                  1997          Business Owner; KAT Consulting


Meetings and Committees of the Board

   During the year ended December 31, 1999, the Board of Directors of the Company held five meetings and the Board of Directors of the Bank held twelve meetings. All of the Directors of the Bank are the same as those of the Company. All incumbent Directors attended at least 75% of the total number of meetings of the Company's and the Bank's Board of Directors and committees of the Board on which they serve except for Ms. Pasqualetti, who attended 64% of these meetings.

     The Board of Directors has established an Audit and Compliance Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion. The Audit and Compliance Committee is also responsible for overseeing compliance with the Community Reinvestment Act. The Audit and Compliance Committee members are Carol G. Nickola (chairperson), Mary Bobbie Bailey, James T. Smith, III, and Kirby A. Thompson. During the fiscal year ended December 31, 1999, the Audit and Compliance Committee held two meetings.

     The Board of Directors has established a Personnel Committee, which is responsible for establishing targets and awards under the Management Compensation Plan, granting stock options, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the President and Chief Executive Officer. The Personnel Committee members are James A. Baskett (chairperson), Merriell Autrey, Jr., Mary Bobbie Bailey, Roger K. Quillen, and Judy B. Turner. During the fiscal year ended December 31, 1999, the Personnel Committee held three meetings.

     The Board of Directors of the Company does not have a nominating committee. The Board of Directors will consider shareholders' nominations of individuals to serve as Directors if the shareholder furnishes in writing to the Chairman of the Board of the Company information concerning the nominees, including the person's name and a description of his or her qualifications.

                               EXECUTIVE OFFICERS

     Judy B. Turner is the only executive officer of the Company. Ms. Turner has served as the President and Chief Executive Officer of the Company and Bank since 1996. Prior to becoming President and Chief Executive Officer, Ms. Turner served as Regional Sales Manager of Bank South.


                                  COMPENSATION

Chief Executive Officer

     The following tables set forth information relating to various forms of compensation paid or granted to the Company's Chief Executive Officer in fiscal years 1999, 1998 and 1997.

Summary Compensation Table

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 1999, 1998 and 1997 of our Chief Executive Officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 1999.


                                       Annual Compensation                            Long-Term Compensation Awards
                       -------------------------------------------------      -------------------------------------------
                                                           Other Annual           Number of
                       Compensation   Salary   Bonus       Compensation           Securities
Name and Position          Year        ($)      ($)            ($)            Underlying Options   All Other Compensation
-------------------------------------------------------------------------------------------------------------------------
Judy B. Turner             1999      113,208   5,791                0                      0                $965(2)
President and Chief
Executive Officer          1998       96,380       0           28,514(1)              47,077

                           1997       87,645       0                0                      0


(1) This amount represents the initiation fee paid on Ms. Turner's behalf to a country club.

(2) This amount represents premiums paid on a term life insurance policy for the benefit of Ms. Turner.

Option Grants in Fiscal Year 1999

     The Company granted no stock options during fiscal year 1999. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 1999.

Fiscal Year-End Option Values

     The following table presents information regarding the value of Ms. Turner's unexercised options held at December 31, 1999.

                                                                                               Value of Unexercised
                                                           Number of Unexercised                   In-the-Money
                       Shares                                    Options at                         Options at
                      Acquired           Value                Fiscal Year End                    Fiscal Year End
                     On Exercise        Realized                    (#)                                ($)
Name                     (#)              ($)            Exercisable/Unexercisable          Exercisable/Unexercisable
----                 -----------        --------         -------------------------          -------------------------
Judy B. Turner            0                0                   18,831/28,246(1)                  $47,078/$70,615(2)

_____________

     (1) Ms. Turner was granted an option to purchase 47,077 shares of the Company's common stock on March 17, 1998. The option is exercisable in 20% annual increments (approximately 9,415 shares per year) beginning June 30, 1998 at an exercise price of $10.00 per share.

     (2) Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per share sales price of our common stock as of the date closest to December 31,
1999 as possible.   Based on information known to us, this sale occurred on
December 22, 1999 at a sales price of $12.50 per share.

Employment Agreement

     On June 1, 1996, the Company and the Bank entered into an employment agreement with Ms. Turner regarding Ms. Turner's employment as the Company's President and Chief Executive Officer. The initial term of the agreement is five years. At the end of the initial five-year term and at the end of any extension of the term, the agreement will be automatically extended for a period of twelve months, unless a party to agreement provides notice to the other parties that she or it does not intend to extend the agreement.

     Ms. Turner's initial base salary under the agreement was $6,500 per month. Pursuant to the terms of the agreement, this amount increased to $8,000 upon the close of the Company's initial public offering and has subsequently been increased by the Board of Directors to $9,625 per month. The agreement also provides that Ms. Turner is entitled to an incentive bonus equal to 5% of the Company's audited consolidated pre-tax net income, provided performance criteria, which are established annually by mutual agreement between Ms. Turner and the Board of Directors, are met. Under the terms of the agreement, on June 30, 1997, the Company granted Ms. Turner a ten-year non-qualified stock option to purchase 47,077 shares of the Company's common stock. See "Fiscal Year End Option Values" above. Additionally, the agreement generally requires the Company to provide Ms. Turner with an automobile, health insurance, vacation time, reimbursement for reasonable business expenses and club memberships and other customary benefits.

     In the event Ms. Turner's employment is terminated by the Company without cause, the Company will be required to meet its obligations with respect to Ms. Turner's compensation for a period of twelve months from the date of termination. In the event Ms. Turner terminates her employment with cause or within six months following a change of control of the Company, the Company will be required to meet its obligations with respect to Ms. Turner's compensation for a period of six months from the date of termination.

     If Ms. Turner's employment is terminated, other than by the Company without cause or by Ms. Turner for cause, Ms. Turner will be prohibited from competing with the Bank or soliciting its customers or employees for a period of twelve months from the date of termination.

Director Compensation

     Currently, the Directors of the Company and the Bank are not separately compensated for their services as Directors. The Company and the Bank may begin compensating the Directors for their services as Directors when the Company and the Bank recover cumulative losses incurred and become profitable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of the record date by (a) each Director of the Company and (b) all executive officers and Directors as a group. As of the record date, the Company did not have any non-Director shareholders who beneficially owned more than 5% of the shares of the Company's outstanding Common Stock. The information shown below is based upon information furnished to the Company by the named persons. Additionally, the address of each person is 1120 Commerce Drive, Decatur, Georgia 30030.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated under "Nature of Beneficial Ownership," each person is the record owner of and has sole voting and investment power with respect to his or her shares.


                               Number             Percent
Name and Address             of Shares           of Class         Nature of Beneficial Ownership
----------------             ---------           ---------        ------------------------------
(a)  Directors

John L. Adams, Jr.             10,100                1.1         Consists of (a) 10,000 shares held in a Roth IRA for
                                                                 the benefit of Mr. Adams and (b) 100 shares owned by
                                                                 Mr. Adams' spouse as to which voting and investment
                                                                 power is shared.

Merriell Autrey                12,500                 1.3        Consists of 12,500 held by Mr. Autrey as trustee for
                                                                 J&M Autrey Family Living Trust as to which voting and
                                                                 investment power is shared with his spouse.

Mary Bobbie Bailey             75,690                 8.0        Includes (a) 5,000 shares owned by Bailey Design
                                                                 Company, Inc., (b) 20,000 shares owned by
                                                                 Entertainment Resource Services, Inc., and (c) 1,000
                                                                 shares owned by First American Wholesale, Inc.

James A. Baskett               15,000                 1.6        Consists of 15,000 shares held by Mr. Baskett as
                                                                 trustee for Prolific Impressions, Inc. Profit Sharing
                                                                 Plan.

John Walter Drake               8,300                 0.9       Includes (a) 1,200 shares owned by Mr. Drake's spouse
                                                                 as to which voting and investment power is shared,
                                                                 and (b) 200 shares held by Mr. Drake as trustee for
                                                                 Louise C. McCurdy Testamentary Trust.

William F. Floyd               15,000                 1.6        Consists of (a) 10,800 shares held in a 401k account
                                                                 for the benefit of Mr. Floyd, and (b) 4,200 shares
                                                                 held in an IRA for the benefit of Sydney Floyd to
                                                                 which voting and investment power is shared.

                               Number             Percent
Name and Address             of Shares           of Class         Nature of Beneficial Ownership
----------------             ---------           ---------        ------------------------------
Robert E. Lanier               32,440                 3.4        Includes (a) 11,440 shares owned jointly with Mr.
                                                                 Lanier's spouse as to which voting and investment
                                                                 power is shared, (b) 3,000 shares held in an IRA for
                                                                 the benefit of Mr. Lanier, (c) 7,000 held by Mr.
                                                                 Lanier as trustee for REL Properties, Inc. Profit
                                                                 Sharing and Retirement Plan, and (d) 1,000 shares
                                                                 held in an IRA for the benefit of Mr. Lanier's spouse
                                                                 as to which voting and investment power is shared.

Carol G. Nickola                20,000                 2.1       Consists of 20,000 shares owned by DeKalb Anesthesia
                                                                 Associates Profit Sharing Plan for the benefit of Ms.
                                                                 Nickola' spouse as to which voting and investment
                                                                 power is shared.

Lynn Pasqualetti                10,200                 1.1       Consists of (a) 2,160 shares held by an IRA for the
                                                                 benefit of Ms. Pasqualetti, (b) 200 shares held by
                                                                 Ms. Pasqualetti as custodian for Daniel Bevins as to
                                                                 which voting and investment powers is shared, (c)
                                                                 1,810 shares owned by Laura Bevins as to which voting
                                                                 and investment power is shared, and (d) 6,030 shares
                                                                 owned jointly with Laura Bevins as to which voting
                                                                 and investment power is shared.

Roger K. Quillen                10,010                 1.1       Consists of (a) 10,000 shares held by a Profit
                                                                 Sharing Plan for the benefit of Roger K. Quillen, and
                                                                 (b) 10 shares owned by Mr. Quillen's spouse as to
                                                                 which voting and investment power is shared.

James T. Smith, III             47,690                 5.1       Consists of 47,690 shares owned by Three S. Company.

Kirby A. Thompson               10,000                 1.1       Consists of 10,000 shares held by an IRA for the
                                                                 benefit of Mr. Thompson.

Judy B. Turner*                 38,831                 4.0       Consists of (a) 20,000 shares held by an IRA for the
                                                                 benefit of Ms. Turner, and (b) 18,831 shares subject
                                                                 to immediately exercisable options.

(b)  All Directors and      __________            _________
     Executive Officers,       305,761                31.8%
     as a Group

_________________________
*  Ms. Turner is the only executive officer of the Company.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, Directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to their beneficial ownership of the Company's securities. Based on the Company's review of the Section 16 Reports furnished to the Company by its Reporting Persons, all of our Directors and executive officers complied with all Section 16(a) reporting requirements, except for Mr. Smith who filed one late report covering a purchase of our common stock.


                           RELATED PARTY TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with Directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which our Directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Porter Keadle Moore LLP to serve as auditors for the Company for the current year. The firm of Porter Keadle Moore LLP has served as the Company's auditors since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.


                             SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by the Company no later than December 1, 2000, to be included in the 2001 proxy materials. A shareholder must notify the Company before February 1, 2001 if the shareholder has a proposal to present at the 2001 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive notice prior to February 1, 2001, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such proposal.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of Directors, or matters incidental to the election of Directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders. If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.


April 7, 2000

                         DECATUR FIRST BANK GROUP, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 2, 2000

    The undersigned hereby appoints Judy B. Turner or Merriell Autrey, Jr. or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Decatur First Bank Group, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held in the Swanton Amphitheatre of the Holiday Inn at 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the Annual Meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

     PROPOSAL: To elect Merriell Autrey, Jr., John Walter Drake, William F. Floyd, Robert E. Lanier and Roger K. Quillen as Class II members of the Board of Directors, as described in the Proxy Statement (except as marked to the contrary below:

  [ ]  FOR                       [ ]  WITHHOLD                   [ ] FOR ALL EXCEPT


INSTRUCTION: To withhold authority for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in this space below.
_______________________________________________________________________________.


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
        DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION TO THE
           CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

          DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
               MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    -----------------------------------------
                                    Signature(s) of Shareholder(s)


[LABEL]                             -----------------------------------------
                                    Name(s) of Shareholders(s)


                                    Date:                              , 2000
                                         ------------------------------
                                           (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

     I WILL _________________ WILL NOT ___________ ATTEND THE ANNUAL
SHAREHOLDERS MEETING.

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE